Exhibit 10.19

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment (this “Amendment”) dated as of May 10, 2007 (the “Effective Date”), is by and among Diamondback Holdings, LLC, a Delaware limited liability company (“Holdings”), Diamondback Energy Services, Inc., a Delaware corporation (the “Merger Sub”), certain subsidiaries thereof (the “Guarantors”), the lenders party to the Credit Agreement referred to below (the “Lenders”), and Fortis Capital Corp., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).

WHEREAS, Holdings, Merger Sub, the Guarantors, the Lenders, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of February 13, 2007 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Lenders have agreed (a) to increase the aggregate Revolving Commitments to $105,000,000.00 and (b) to make certain other amendments to the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

(a) The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the following sentence: “The initial aggregate amount of the Revolving Commitments is $80,000,000.”

(b) Section 5.08 of the Credit Agreement is hereby amended by replacing “and (c)” with “(c)” and inserting the following after “in which case the Loan Parties shall be responsible for all such expenses”:

“; and (d) one (1) time during each fiscal quarter of the Borrower at the discretion of the Administrative Agent, during regular business hours upon reasonable prior notice, permit representatives and independent contractors of the Administrative Agent to conduct an audit of the Collateral included in the Borrowing Base and of the accounting systems of the Loan Parties of a scope reasonably satisfactory to the Administrative Agent, all at the expense of the Borrower.”

(c) Section 6.12 of the Credit Agreement is hereby replaced in its entirety with the following:

Section 6.12 Operating Leases. Enter into or remain liable upon any Operating Lease except for Operating Leases in the aggregate for the Borrower and its Subsidiaries not to exceed $5,000,000 in aggregate payments for each fiscal year.

(d) Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto.

(e) Schedule 6.12 to the Credit Agreement is hereby deleted in its entirety.

Section 3. Increase of the Revolving Commitments. As of the Effective Date, the aggregate Revolving Commitments shall be increased from $80,000,000 to $105,000,000. Upon the effectiveness of this Amendment pursuant to Section 4 below, each Lender’s Revolving Commitment shall be the Revolving Commitment set forth on the attached Schedule 2.01. The Commitment Fees provided for in Section 2.03(a) of the Credit Agreement shall hereafter be computed on the basis of the Revolving Commitments, as so increased.

Section 4. Conditions to Effectiveness. The Credit Agreement shall be amended as provided in this Amendment on the date first set forth above when:

(a) the Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, each Lender, the Issuing Bank and the Administrative Agent;

(b) the Administrative Agent shall have received each Note requested by a Lender pursuant to Section 2.02(g) of the Credit Agreement payable to the order of such requesting Lender in the amount of its Revolving Commitment after giving effect to this Amendment;

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated as of the date hereof and certifying (A) such Loan Party’s organizational documents or that there have been no changes to the organizational documents of such Loan Party since such organizational documents were last certified to the Administrative Agent and the Lenders or attaching such amendments and (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which such Loan Party is a party and, in the case of the Borrower, the borrowings under the Credit Agreement, as amended hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

(d) the Administrative Agent shall have received a favorable opinion dated as of the date hereof of Steve Gelnar, general counsel to the Loan Parties;

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(e) the Administrative Agent shall have received a favorable opinion dated as of the date hereof of Akin Gump Strauss Hauer & Feld LLP, Texas, New York and Delaware counsel to the Loan Parties;

(f) the Administrative Agent shall have received a favorable opinion dated as of the date hereof of Kean Miller Hawthorne D’Armond McCowan & Jarman L.L.P., Louisiana counsel to the Loan Parties; and

(g) the Administrative Agent shall have received such other documents, governmental certificates and agreements as the Administrative Agent or any Lender may reasonably request.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 6. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of Article VIII of the Credit Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Loan Documents.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

Section 9. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

HOLDINGS: DIAMONDBACK HOLDINGS, LLC

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

MERGER SUB: DIAMONDBACK ENERGY SERVICES, INC.

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

GUARANTORS:

DIAMONDBACK-COMPLETIONS LLC

DIAMONDBACK-QUANTUM LLC

DIAMONDBACK PUMPING SERVICE LLC

DIAMONDBACK-PIONEER LLC

DIAMONDBACK-PST LLC

DIAMONDBACK-WELL SERVICE LLC

DIAMONDBACK-RHINO LLC

DIAMONDBACK-TOTAL SERVICES LLC

DIAMONDBACK-CEMENTING SERVICES LLC

PACKERS & SERVICE TOOLS, INC.

SOONER TRUCKING & OILFIELD SERVICES, INC.

DIAMONDBACK-DISPOSAL LLC

DIAMONDBACK-TOTAL OKLAHOMA LLC

DIAMONDBACK-TD WEST, LLC

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

DIAMONDBACK PUMPING SERVICE, L.P.

By:	Diamondback Pumping GP, LLC its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-TOTAL, L.P.

By:	Diamondback-Total Texas LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-TOTAL PUMPING, L.P.

By:	Diamondback-Total Pumping GP LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

DIAMONDBACK-DISPOSAL, L.P.

By:	Diamondback-Disposal Texas LLC, its general partner

By:	/s/ Cale M. Coulter
Name:	Cale M. Coulter
Title:	CFO

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

ADMINISTRATIVE AGENT: FORTIS CAPITAL CORP., as Administrative Agent and Issuing Bank

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ Joseph Maxwell
Name:	Joseph Maxwell
Title:	Senior Vice President

LENDERS: FORTIS CAPITAL CORP.

By:	/s/ Svein Engh
Name:	Svein Engh
Title:	Managing Director

By:	/s/ Joseph Maxwell
Name:	Joseph Maxwell
Title:	Senior Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

WELLS FARGO BANK, N.A.

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

NATIXIS

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

JPMORGAN CHASE BANK, N.A.

By:	/s/ William C. Scheihing, Jr.
Name:	William C. Scheihing, Jr.
Title:	SVP

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

MIDFIRST BANK

By:	/s/ James P. Boggs
Name:	James P. Boggs
Title:	Senior Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

COPPERMARK BANK

By:	/s/ Robert P. Holmes
Name:	Robert P. Holmes
Title:	Sr. V.P.

Signature Page to First Amendment to

Amended and Restated Credit Agreement

Diamondback Holdings, LLC and Diamondback Energy Services, Inc.

SCHEDULE 2.01

Revolving Commitments and Pro Rata Shares of the Lenders

Lender	Revolving Commitment	Pro Rata Share
Fortis Capital Corp.	$18,375,000.00	17.50%
Wells Fargo Bank, N.A.	$18,375,000.00	17.5%
Natixis	$18,375,000.00	17.5%
JPMorgan Chase Bank, N.A.	$17,062,500.00	16.25%
Amegy Bank N.A.	$17,062,500.00	16.25%
Midfirst Bank	$7,875,000.00	7.5%
Coppermark Bank	$7,875,000.00	7.5%

TOTAL:	$105,000,000.00	100%